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                                  EXHIBIT 10.7

                       AMENDMENT NO.1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 17th day of June, 1996 among:

         BEC GROUP, INC., a Delaware corporation ("Borrower"), BEC DISTRIBUTION, INC., a Delaware corporation ("BEC Distribution"), BONNEAU HOLDINGS, INC., a Delaware corporation ("Bonneau Holdings"), BONNEAU GENERAL, INC., a Delaware corporation ("Bonneau General"), FOSTER GRANT GROUP, L.P., a Delaware limited partnership ("Foster Grant LP"), OPTICAL RADIATION CORPORATION, a Delaware corporation ("Optical Radiation"), OPTI-RAY, INC., a New York corporation ("Opti-Ray"), O-RAY HOLDINGS, INC., a Delaware corporation ("X-Ray"), ORC CARIBE, a California corporation ("ORC Caribe"), THE BONNEAU COMPANY, a Texas corporation ("Bonneau") (each of BEC Distribution, Bonneau Holdings, Bonneau General, Foster Grant LP, Optical Radiation, Opti-Ray, O-Ray, ORC Caribe and Bonneau sometimes being hereinafter referred to individually as a "Guarantor" and collectively referred to as the "Guarantors"), EACH LENDER EXECUTING AND DELIVERING A SIGNATURE PAGE HERETO (individually, a "Lender" and collectively, the "Lenders"); and

         NATIONSBANK, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Lenders (in such capacity, the "Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent have entered into a Credit Agreement, dated as of April 3, 1996, as amended hereby (the "Credit Agreement"), pursuant to which the Lenders agreed to make certain Advances to the Borrower; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendment. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                 (a)      The definition of "Consolidated EBITDA" in Section
         1.1 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:
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                 "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization, and (v) depreciation, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; provided, however, that for the purposes only of computing Consolidated EBITDA, there shall be excluded from the determination of Consolidated Net Income all Consolidated Net Worth Adjustment Amounts as they from time to time are realized during such period by the Borrower which, in accordance with Generally Accepted Accounting Principles, otherwise would be included in Consolidated Net Income;

         (b) A new definition of "Consolidated Net Worth Adjustment Amounts" is hereby set forth in alphabetical sequence in Section 1.1 of the Credit Agreement which shall read in its entirety as follows:

                 "Consolidated Net Worth Adjustment Amounts" means at any time as of which the amount thereof is to be determined, the sum of the following, each of which was incurred by the Company in connection with the Spinoff and Merger and has been recorded in the books and records of the Borrower in accordance with Generally Accepted Accounting Principles at the amount set forth opposite its name below:

Contingent valuation right        $ 4,570,000
Tax liabilities                   $ 3,000,000
Supply agreement in connection
 with Orcolite Lenses             $ 3,700,000
                                  -----------
                                  $11,270,000

         (c) Section 11.3 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

                 "SECTION 11.3 CONSOLIDATED NET WORTH. Permit at any time Consolidated Net Worth to be less than an amount equal to $25,000,000, such amount to be increased (i) in an amount equal to the amount of any Consolidated Net Worth Adjustment Amount realized by the Borrower and to be included in Consolidated Net Income in accordance with Generally Accepted Accounting Principles effective as of the date of such realization and (ii) as at the first day of each Fiscal Year, beginning with





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         the Fiscal Year ending December 31, 1997, by fifty percent (50%) of
         (a) Consolidated Net Income (without including in Consolidated
         Net Income any realization of Consolidated Net Worth Adjustment Amounts) for the immediately preceding Fiscal Year and (b) the Net Proceeds of any Equity Offering consummated during the immediately preceding fiscal year; provided, however, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any Fiscal Year. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with Section 9.1(a) hereof; provided, "however such increase shall be deemed effective as of the first day of the Fiscal Year in which such financial statements are delivered.

         3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

                 (a) The representations and warranties made by Borrower in Article 8 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                 (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 9.1 of the Credit Agreement;

                 (c) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of the Borrower under the Credit Agreement.

         4. Conditions Precedent. The effectiveness of this Agreement is subject to the receipt by the parties hereto of the following:

                 (a)      The Agent shall have received:

                          (i) six (6) counterparts of this Agreement duly executed by all signatories hereto; and

                          (ii)    copies of all additional agreements,
                 instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.





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                 (b)      All proceedings of the Borrower relating to the
         matters provided for herein shall be satisfactory to the Lenders, the Agent and their counsel.

         5. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in this Agreement, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         6. Limitation of Waiver and Consents. The waiver and consents contained herein are limited as specified herein and shall remain in effect only so long as the Borrower is in compliance with the terms of this Agreement. The waiver and consents are granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of the Agent or the Lenders to declare a default under or otherwise enforce the terms of the Credit Agreement.

         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.
Each Guarantor hereby acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty and enforceability of the Guaranty against such Guarantor in accordance with its terms.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         9. Governing Law. This Agreement shall in all respects be governed by the laws and judicial decisions of the state of New York, without giving effect to the conflict of laws provisions thereof.

         10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions





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nevertheless shall remain effective and binding on the parties hereto.

         11. Credit Agreement. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

         13. Expenses. Borrower agrees to pay to the Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

                          [Signature pages follow]





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                  BORROWER:

                                  BEC GROUP, INC.

                                  By: /s/ IAN ASHKEN
                                     ----------------------------------------
                                  Name: Ian Ashken
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                  LENDERS:

                                  NATIONSBANK, N.A.

                                  By: /s/ CHRISTOPHER C. BROWDER
                                     ----------------------------------------
                                  Name:   Christopher C. Browder
                                       --------------------------------------
                                  Title:  Senior Vice President
                                        -------------------------------------

                                  EUROPEAN AMERICAN BANK

                                  By: /s/ BRIAN A. FOSTER
                                     ----------------------------------------
                                  Name:   Brian A. Foster
                                       --------------------------------------
                                  Title:  Vice President
                                        -------------------------------------

                                  NATIONAL CITY BANK, KENTUCKY

                                  By: /s/ DON PULLEN
                                     ----------------------------------------
                                  Name:   Don Pullen
                                       --------------------------------------
                                  Title:  Vice President
                                        -------------------------------------

                                  NATIONAL BANK OF CANADA

                                  By: /s/ [ILLEGIBLE/ILLEGIBLE]
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:  Vice President/Asst. Vice President
                                        -------------------------------------


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                                  AGENT:

                                  NATIONSBANK, N.A., as Agent for the
                                  Lenders

                                  By: /s/ CHRISTOPHER C. BROWDER
                                     ----------------------------------------
                                  Name:   CHRISTOPHER C. BROWDER
                                       --------------------------------------
                                  Title:  SENIOR VICE PRESIDENT
                                        -------------------------------------
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ACKNOWLEDGED AND AGREED this
        day of May, 1996:
-------
BEC DISTRIBUTION, INC.
BONNEAU HOLDINGS, INC.
BONNEAU GENERAL, INC.
FOSTER GRANT GROUP, L.P.
OPTICAL RADIATION CORPORATION
OPTI-RAY, INC.
O-RAY HOLDINGS, INC.
ORC CARIBE
THE BONNEAU COMPANY

By:    /s/ IAN ASHKEN
   -------------------------------
Name:  Ian Ashken
     -----------------------------
Title:
      ----------------------------